September 15, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 15, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The fourth paragraph of the section of the Portfolio's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts (including up to 25% of the Portfolio's net assets in securities issued by foreign issuers organized in emerging market countries held in the form of American Depositary Receipts).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR EQ 09/05